                                                                      Exhibit 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, DOLORES E. CROSS, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.

                                      /s/ Dolores E. Cross
                                      --------------------------------------
                                      Dolores E. Cross

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT S. HAMADA, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Robert S. Hamada
                                      --------------------------------------
                                      Robert S. Hamada

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, BARRY G. HASTINGS, hereby constitute and appoint William A. Osborn, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.

                                      /s/ Barry G. Hastings
                                      --------------------------------------
                                      Barry G. Hastings

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT A. HELMAN, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                    /s/ Robert A. Helman
                                    --------------------------------------
                                    Robert A. Helman

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, ARTHUR L. KELLY, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                       /s/ Arthur L. Kelly
                                      --------------------------------------
                                      Arthur L. Kelly

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, ROBERT D. KREBS, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Robert D. Krebs
                                      --------------------------------------
                                      Robert D. Krebs

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, FREDERICK A. KREHBIEL, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Frederick A. Krehbiel
                                      --------------------------------------
                                      Frederick A. Krehbiel

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, WILLIAM G. MITCHELL, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ William G. Mitchell
                                      --------------------------------------
                                      William G. Mitchell

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, EDWARD J. MOONEY, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Edward J. Mooney
                                      --------------------------------------
                                      Edward J. Mooney

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, WILLIAM A. OSBORN, hereby constitute and appoint Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ William A. Osborn
                                      --------------------------------------
                                      William A. Osborn

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, PERRY R. PERO, hereby constitute and appoint William A. Osborn, Barry G. Hastings, and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as Senior Executive Vice President and Chief Financial Officer of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Perry R. Pero
                                      --------------------------------------
                                      Perry R. Pero

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, HARRY W. SHORT, hereby constitute and appoint William A. Osborn, Barry G. Hastings and Perry R. Pero, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as Senior Vice President and Controller (Chief Accounting Officer) of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Harry W. Short
                                      --------------------------------------
                                      Harry W. Short

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT I, BIDE L. THOMAS, hereby constitute and appoint William A. Osborn, Barry G. Hastings, Perry R. Pero and Harry W. Short, or any of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments, including post-effective amendments under Rule 462(b) under the Securities Act of 1933) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of junior subordinated deferrable interest debentures to be issued by the Corporation, trust preferred securities to be issued by a business trust or similar entity created by the Corporation, and guarantees by the Corporation of the payment obligations under such trust preferred securities in an aggregate amount to be registered not in excess of $300,000,000.

            I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.
            WITNESS my hand this 23rd day of December, 1996.


                                      /s/ Bide L. Thomas
                                      --------------------------------------
                                      Bide L. Thomas